First Quarter 2021
Earnings Conference Call

05.06.2021

Forward-Looking Statement

This presentation contains several forward-looking statements that are not historical facts, including our revenue and earnings guidance, all other information provided with respect to our outlook for 2021 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," "outlook," and similar expressions regarding future expectations. Furthermore, any statements contained in this presentation relating to the COVID-19 pandemic, the impact of which remains inherently uncertain on our financial results, are forward-looking statements. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include future developments relating to the COVID-19 pandemic, including governmental responses, supply chain shortages, and potential labor issues; operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions including weaknesses resulting from the COVID-19 pandemic; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

The Financial Results Included Within This Presentation Are From Continuing Operations Unless Otherwise Noted

"We are excited with the strong start to the year, as parcel delivery and luxury motor coach continues to exceed our expectations – fueled by innovative products designed to meet our customers' needs.
Operationally, our ongoing focus and investment in manufacturing capability continues to have an impact, as we set a new production record in Bristol and successfully launched the new Velocity plant in Michigan."

Daryl Adams
President and CEO, The Shyft Group

Overview – 1Q21 vs. 1Q20


Revenue
($ M)
$176.9
$197.9
1Q20
1Q21


Income from Continuing Operations
($ M and EPS)
$11.7
$11.5
$0.33
$0.32
1Q20
1Q21

Backlog nearly doubles year-over-year to a record $667M

Segment Update

Fleet Vehicles and Services

- Velocity orders remain robust, including first 350-unit order for M3
- Set a new monthly production record in Bristol for WIV vehicle
- Successfully completed initial 500-unit truck body build at Kansas City operations

Specialty Vehicles

- Motorcoach chassis demand continues – 1Q21 market share increases to 30.5%
- Service truck body revenues accelerating – obtained GM ship-thru status for Charlotte upfit center
- Launched Isuzu new Class 5 vehicle – After new Class 7 launch in Q3, Builtmore will be manufacturing Isuzu Classes 3 - 7

Velocity M3



Service Truck Body



*Within 300 mile radius of manufacturing locations

Financial Review
First Quarter 2021



Overview – 1Q21 vs. 1Q20



Adjusted EBITDA
($ M and % of Sales)
$18.4
10.4%
$19.2
9.7%
1Q20
1Q21



Adjusted Net Income
($ M and Adj EPS)
$11.4
$0.32
$12.8
$0.36
1Q20
1Q21

Net cash provided by operating activities up 92% YoY

- Adjusted EBITDA of $19.2M, up 4%
- Adjusted EBITDA margin of 9.7%, down 70 bps

- Adjusted net income of $12.8M, up 12%
- Adjusted EPS of $0.36, up 13%

Fleet Vehicles & Services – 1Q21


FVS Revenue
($ M)
$135.7
$131.7
1Q20
1Q21


FVS Adjusted EBITDA
($ M and % of Sales)
$21.7
$18.2
16.0%
13.8%
1Q20
1Q21

- Revenue of $131.7M, down 3.0%
- Adjusted EBITDA of $18.2M, down 16.2%
- Adjusted EBITDA margin of 13.8%, down 220 bps
- Backlog totaled $589.6M, up 95.1%

Velocity well positioned for production ramp, as Q1 investments solidify readiness

Specialty Vehicles – 1Q21


SV Revenue
($ M)
$41.3
$66.2
1Q20
1Q21


SV Adjusted EBITDA
($ M and % of Sales)
$3.7
9.0%
$7.0
10.6%
1Q20
1Q21

- Revenue of $66.2M, up 60.5%
- Adjusted EBITDA of $7.0M, up 88.6%
- Adjusted EBITDA margin of 10.6%, up 160 bps
- Backlog totaled $76.9M, up 81.3%

Delivered 3rd consecutive quarter of double-digit adjusted EBITDA margin

Liquidity, 2021 Outlook & Guidance

Liquidity



Cash ($M)
Leverage Ratio
$50
$40
$30
$20
$10
$0
4
3
2
1
0
1Q18
3Q18
1Q19
3Q19
1Q20
3Q20
1Q21

- Cash flow from operations up 92% YoY
- Total liquidity of $136M
  - $10M cash on hand
  - $126M of borrowing capacity
  - Current leverage ratio at 0.6x adj EBITDA
  - Returned $4M in cash to shareholders

2021 Outlook

- Strong start to 2021 positions us well for anticipated ramp for the remainder of the year
- Significant backlog provides visibility through 2021 despite uncertainty surrounding impact of chip shortage
- Improving end markets, driven by parcel delivery

FY21 Financial Guidance Reaffirmed

($M except per share)	Low	Mid-point	High	% Inc 2020
Revenue	$850	$875	$900	29%
Income from continuing operations	$51	$55	$58	45%
Adjusted EBITDA	$95	$100	$105	32%
EPS	$1.42	$1.52	$1.62	45%
Adjusted EPS	$1.65	$1.75	$1.85	31%

SHYFT Closing Remarks



- Backlog continues to accelerate, driven by parcel delivery, but also across other vocations and reinforces our commitment to innovation
- Balance sheet strength and liquidity position provides opportunity to fund investments in future growth
- Investing in new products and technologies to meet customer demand, including EV platforms, remains a high priority
- Strong start to 2021 with all business units performing well and positioned to support anticipated ramp for the remainder of the year

Q&A Session



Save the Date

Analyst/Investor Day

Tuesday June 8th, 2021

The Shyft Group invites financial analysts and institutional investors to save the date for an Analyst/Investor Day to be held virtually, on June 8, 2021.

Join us as we review our long-term strategic outlook for The Shyft Group. More information on agenda and webcast will be provided closer to the event.

RSVP | ADD TO CALENDAR

Register at: www.theshyftgroup.com/analyst-day

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present these non-GAAP measures because we consider them to be important supplemental measures of our performance. The presentation of these non-GAAP measures enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
The Shyft Group, Inc.	2021	% of sales	2020	% of sales
Income from continuing operations	$ 11,530	5.8%	$ 11,742	6.6%
Net (income) attributable to non-controlling interest	(35)		(67)	
Add (subtract):				
Restructuring and other related charges	-		992	
Acquisition related expenses and adjustments	143		93	
Non-cash stock-based compensation expense	1,642		1,991	
Favorable tax rate in income taxes receivable	-		(2,577)	
Tax effect of adjustments	(432)		(748)	
Adjusted net income	$ 12,848	6.5%	$ 11,426	6.5%
Income from continuing operations	$ 11,530	5.8%	$ 11,742	6.6%
Net (income) attributable to non-controlling interest	(35)		(67)	
Add (subtract):				
Depreciation and amortization	2,571		2,517	
Taxes on income	3,490		377	
Interest (income) expense	(170)		731	
EBITDA	$ 17,386	8.8%	$ 15,300	8.6%
Add (subtract):				
Restructuring and other related charges	-		992	
Acquisition related expenses and adjustments	143		93	
Non-cash stock-based compensation expense	1,642		1,991	
Adjusted EBITDA	$ 19,171	9.7%	$ 18,376	10.4%
Diluted net earnings per share	$ 0.32		$ 0.33	
Add (subtract):				
Restructuring and other related charges	-		0.03	
Acquisition related expenses and adjustments	-		-	
Non-cash stock-based compensation expense	0.04		0.06	
Favorable tax rate in income taxes receivable	-		(0.08)	
Tax effect of adjustments	-		(0.02)	
Adjusted diluted net earnings per share	$ 0.36		$ 0.32	

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast		
	Twelve Months Ended December 31, 2021		
The Shyft Group, Inc.	Low	Mid	High
Income from continuing operations	$ 51,028	$ 54,628	$ 58,328
Add:			
Depreciation and amortization	13,462	13,462	13,462
Interest expense	1,295	1,295	1,295
Taxes	17,793	19,193	20,493
EBITDA	$ 83,578	$ 88,578	$ 93,578
Add (subtract):			
Non-cash stock-based compensation and other charges	11,422	11,422	11,422
Adjusted EBITDA	$ 95,000	$ 100,000	$ 105,000
Earnings per share	$ 1.42	$ 1.52	$ 1.62
Add:			
Non-cash stock-based compensation and other charges	0.32	0.32	0.32
Less tax effect of adjustments	(0.09)	(0.09)	(0.09)
Adjusted earnings per share	$ 1.65	$ 1.75	$ 1.85

Thank you.